UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 26, 2017

Checkpoint Therapeutics, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-55506 (Commission File Number)	47-2568632 (IRS Employer Identification No.)

2 Gansevoort Street, 9th Floor

New York, New York

(Address of Principal Executive Offices)

(781) 652-4500

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Transfer of listing.

On June 26, 2017, Checkpoint Therapeutics, Inc. (the “Company”), a Fortress Biotech company, announced that its common stock commenced trading on the Nasdaq Capital Market under the symbol “CKPT” at the open of the U.S. financial markets on June 26, 2017. Upon commencement of trading on Nasdaq, Checkpoint’s common stock ceased trading on the OTCQX Best Market. A copy of the press release is attached as Exhibit 99.1 to this Item and is incorporated herein by reference.

Item 9.01	Financial Statements And Exhibits.

(d)	Exhibits.

99.1	Press release issued by Checkpoint, dated June 26, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Checkpoint Therapeutics, Inc.
(Registrant)

Date: June 27, 2017

	By:	/s/ James F. Oliviero
James F. Oliviero
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	Press release issued by Checkpoint, dated June 26, 2017.